Investor Presentation September 12, 2023

Forward-Looking Statements and Non-GAAP Measures Certain statements in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws, including, but not limited to, Rockwell’s expectations regarding revenue, profitability, financial position, 2023 guidance, potential EBITDA margin from the Evoqua Water Technologies transaction, future net sales, reliance on capital investments, ability to grow, industry leadership position, and maintain concentrate sales. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “can,” “could,” “would,” “develop,” “plan,” “potential,” “predict,” “forecast,” “project,” “plan,” “intend,” “positioned to,” “guidance” or the negatives of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Rockwell Medical believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Rockwell Medical’s SEC filings), many of which are beyond our control and subject to change. Actual results could be materially different. Risks and uncertainties include: the risk that we do not become profitable or achieve revenue, gross profit or gross margin targets; the risk that we are unable to reduce our reliance on capital markets; the risk that we are unable to achieve our corporate goals and projected milestones, including geographic expansion, commercial partnerships and new product opportunities; the risk that we are not able to successfully integrate the EVOQUA acquisition; the risk that we are not able to develop FPC for other indications; the risk that FPC is unsafe or not efficacious for new indications; the risk that market opportunities are smaller than estimated; the impact of any further increases in raw material, labor, fuel or other input costs, particularly if we are unable to pass these cost increases along to our customers; the risk that we are unable to obtain additional financing and raise capital as necessary to fund operations or pursue business opportunities; expected financial performance, including cash flows, revenue, growth, margins, funding, liquidity and capital resources; and those risks more fully discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, as such description may be amended or updated in any subsequent reports we file with the SEC. Rockwell Medical expressly disclaims any obligation to update our forward-looking statements, except as may be required by law. This presentation includes certain non-GAAP financial measures. Please see the section entitled "Reconciliation to GAAP Financial measures" in the Appendix for an explanation of management's use of these measures and reconciliations to the most directly comparable GAAP financial measures. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies. All data as of June 30, 2023 unless otherwise noted. 2 © 2023 Rockwell Medical, Inc.

Rockwell Medical At A Glance © 2023 Rockwell Medical, Inc. Business Overview Financial Metrics • Healthcare company that develops, manufactures, commercializes, and distributes a portfolio of hemodialysis products for dialysis providers worldwide. • Second largest supplier of acid and bicarbonate concentrates for dialysis patients in the U.S. • Restructured business in 2H’22 to reposition the Company, drive shareholder value and reduce the Company’s reliance on capital markets to operate the business. • Acquired hemodialysis concentrates business from Evoqua Water Technologies. Has the potential to deliver 20% to 22% EBITDA margin to Rockwell Medical. Current Capitalization Share Price(a): $2.23 Market Cap(b): $63.5M Total Cash: $14.9M Total Debt: $10.0M (a) Share price at market close on 9/11/23. (b) Calculation based on 28,489,663 shares outstanding as of 8/11/23. • 2023 Net Sales Guidance = $82.0M to $86.0M (⬆ 17% to 18% YoY) • 2023 Gross Profit Guidance = $8.0M to $10.0M (⬆ 95% to 144% YoY) • Positioned to achieve $100M in net sales over next few years • Significantly reduced expenses and paid down debt • Expects to achieve profitability in Q4’23 3

Executive Management Team Mark Strobeck, Ph.D. President and CEO Paul E. McGarry, CPA SVP, Finance and Chief Accounting Officer Megan Timmins EVP, Chief Legal Officer and Secretary © 2023 Rockwell Medical, Inc. Tim T. Chole SVP, Sales and Marketing Heather R. Hunter SVP, Chief Corporate Affairs Officer 4

© 2023 Rockwell Medical, Inc. Corporate Strategy q Be the Global Leader in Hemodialysis Concentrates q Provide Customers with the Highest Quality and Most Reliable Products and Services q Achieve Profitability and $100M+ Annual Net Sales q Focus on Innovative, Long-Term Growth Opportunities 5

What is Hemodialysis?

- Procedure whereby a dialysis machine and a special filter called an artificial kidney — or dialyzer — are used to clean a patient's blood.
- Filters out wastes, salts, and excess fluid, and corrects electrolyte and acid-base imbalances for people who have kidney failure, or end-stage kidney disease (ESKD).
- Standard of Care. Accounts for ~90% of all dialysis therapies.
- Performed at a free-standing outpatient dialysis center, a hospital-based outpatient center, or a patient's home.
- Approximately 475,000 patients in U.S. require in-center hemodialysis annually[a].
- Each patient receives approximately three treatments per week, totaling ~150 in-clinic procedures per patient per year.
- Each treatment requires 3.3 gallons of concentrate per patient per treatment.

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RMTI
Nasdaq Listed

© 2023 Rockwell Medical, Inc.

(a) 2022 United States Renal Data System (USRDS) Annual Data Report. Published by the Chronic Disease Research Group (CDRG) in partnership with the National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), National Institutes of Health (NIH), Department of Health and Human Services (HHS). Accessed January 2023. https://www.niddk.nih.gov/about-niddk/strategic-plans-reports/usrds.

ROCKWELL MEDICAL

U.S. In-Center Hemodialysis Concentrates Market Estimated growth driven primarily by increasing number of patients suffering from end-stage kidney disease TODAY 2026 $380M $500M © 2023 Rockwell Medical, Inc. SOURCE: “Rockwell Medical: Concentrates Growth Strategy Report”, L.E.K. Consulting LLC (2022) 7

Indispensable Player in Large, Expanding Market • Rockwell Medical is one of two manufacturers and suppliers that has scalability and transportation infrastructure to service the more than 12,000 individual purchasing facilities (including outpatient dialysis clinics and hospitals) in the U.S., along with select international markets. • Currently, Rockwell Medical ships to more than 3,700 customer locations in the U.S. and internationally 8 ü High-Quality Products ü Reliable Delivery Service ü World-Class Customer Service © 2023 Rockwell Medical, Inc.

© 2023 Rockwell Medical, Inc. • Rockwell continues to increase its market share in Western U.S. and internationally • Signed Co-Promotion Agreement with B. Braun, targeting customers in the West • Acquired hemodialysis concentrates business from Evoqua Water Technologies • Represents a ~$100M opportunity • Expand product opportunities • Leverage domain expertise in manufacturing and distribution to develop and/or in-license new products including single-use formulations; new product formulations; additional products in dialysis • Hemodialysis market ripe for consolidation • Rockwell continues to secure commercial partnerships and seek opportunities in U.S. and ex-U.S. to expand hemodialysis concentrates business 9 Complementary Products Market Consolidation • Increase in home dialysis treatments • Early estimates suggest that over time, the at-home dialysis and transition care markets have the potential to address up to 80% of the total dialysis market • Rockwell is well-positioned to address this expanding market Geographic Expansion At-Home Potential Growth Opportunities and Revenue Streams

© 2023 Rockwell Medical, Inc. Background • 20-Year history serving clinics and dialysis patients throughout the U.S. • Legacy brands include Mar Cor, Cantel and Medivators • Well-known throughout the dialysis community Value Add Terms • Profitable, fully automated concentrates business • Generated annual revenue of $18M and $3.3M in EBITDA • Immediately accretive • With synergies, Rockwell expects this business to deliver 20% to 22% EBITDA margin to the Company • Significantly expands Rockwell’s geographic footprint, customer base, product offerings • $11M upfront in cash plus two milestone payments of $2.5M each at 12mo and 24mo from closing (Closed 7/10/23) • Acquired all contracts, IP, FDA 510(k) clearances and all assets primarily associated with, and related to, Evoqua’s hemodialysis concentrates business nationwide 10 Acquired Hemodialysis Concentrates Business from

Rockwell Medical Expands Distribution Footprint in the U.S. • Acquired Evoqua’s hemodialysis concentrates customer contracts • Added an additional estimated 1,700 clinics in the U.S. • Rockwell Medical now the leading supplier of liquid bicarbonate products in the U.S. 0 1-10 11-50 51-100 101-250 251-500 501+ © 2023 Rockwell Medical, Inc.11 Pre-Acquisition Post-Acquisition

Financials and Milestones 12

Delivering on New Business Strategy Increasing revenue, reducing expenses, driving the Company towards profitability (In Thousands, Except Per Share Amounts) Six Months Ended June 30 2023 2022 Net Sales $ 37,748 $ 34,806 Gross Profit $ 3,632 $ 960 Net Loss $ (5,055) $ (12,128) Adjusted EBITDA* $ (3,234) $ (10,028) Basic and Diluted Net Loss per Share** $ (0.27) $ (1.20) © 2023 Rockwell Medical, Inc.13 Cash and cash equivalents and investments available-for-sale at June 30, 2023 was $14.9 million * See reconciliation to GAAP financial measures on slide 18 of this presentation and/or in the second quarter 2023 earnings press release issued August 14, 2023. ** See the "Loss Per Share" section in Note 3 on Form 10-Q filed August 14, 2023 for more details on what is included in the basic and diluted net loss per share calculation.

Focused on Driving Business to Profitability in Q4’23 … along with revenue growth, reducing expenses and paying down debt 60 65 70 75 80 85 2021 2022 2023 GUIDANCE ($M) 82.0 – 86.0 72.8 61.9 Net Sales 0 5 10 15 20 YE'21 YE'22 YE'23 YE'24 3/16/25 ($M) 2.0 10.0 Debt* © 2023 Rockwell Medical, Inc.14 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 2021 2022 2023 GUIDANCE ($M) 8.0 - 10.0 4.1 (2.4) Gross Profit (Loss) * The Loan and Security Agreement with Innovatus Life Sciences Lending Fund I, LP will mature on March 16, 2025. 21.6 8.0 0

Projected Milestones for 2023 15 © 2023 Rockwell Medical, Inc. ü Complete 100% Transfer of Baxter Business with Preferred Economics ü Expand Partnerships with Existing Hemodialysis Customers ü Grow Concentrates Business by Adding New Customers ü Distribute Hemodialysis Products in New Geographies q Complete Integration of Evoqua’s Hemodialysis Concentrates Business q Drive Business Towards Profitability q Further Reduce Debt

© 2023 Rockwell Medical, Inc. Why Invest in Rockwell Medical? q Revenue-Generating Business q Large and Growing Market Opportunity q Path to Profitability in Q4’23 q Strengthened Financial Position q Attractive Valuation 16

www.rockwellmed.com IR@rockwellmed.com17

Reconciliation to GAAP Financial Measures To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (“GAAP”) basis, the Company has included information about non-GAAP measures of EBITDA and adjusted EBITDA as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses these non- GAAP measures internally to understand, manage and evaluate the Company’s performance. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies. Non-GAAP Financial Measures (In Thousands) Six Months Ended June 30 2023 2022 Net Loss $ (5,055) $ (12,128) Income taxes ⏤ ⏤ Interest expense, net 603 837 Depreciation and amortization 512 462 EBITDA (3,940) (10,829) One time severance costs 201 884 Stock-based compensation 505 (83) Adjusted EBITDA $ (3,234) $ (10,028) 18 © 2023 Rockwell Medical, Inc.